Exhibit 99.2

Supplemental Financial Information
Third Quarter 2017

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3

Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4

Financial results and other statistical data	5

Statements of income	6

Reconciliation of statement of income GAAP to non-GAAP financial measures	7

Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12

Investment portfolio	13-15

Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2016.

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Preface	PRIMERICA, INC. Financial Supplement

THIRD QUARTER 2017

This document is a financial supplement to our third quarter 2017 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

●	Operating adjustments exclude the impact of realized investment gains and losses. We exclude realized investment gains and losses in measuring operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity that are not directly associated with the Company's insurance operations.

●	Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is disposed.

●	IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. (“Citi”) that were executed concurrent with our IPO. We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$1,965,576	$1,968,419	$2,027,735	$2,047,095	$2,087,607	$2,110,131	$2,139,275	$2,157,513
Securities held to maturity	365,220	404,860	431,000	454,000	503,230	535,160	635,690	688,840
Total investments and cash	2,330,796	2,373,279	2,458,735	2,501,095	2,590,837	2,645,291	2,774,965	2,846,353
Due from reinsurers	4,110,628	4,160,266	4,147,284	4,161,537	4,193,562	4,219,547	4,191,754	4,238,978
Deferred policy acquisition costs	1,500,259	1,559,833	1,619,236	1,672,454	1,713,065	1,767,681	1,833,877	1,900,122
Other assets	605,200	656,871	669,723	685,779	653,525	681,156	719,765	734,425
Separate account assets	2,063,899	2,264,108	2,311,124	2,347,816	2,287,953	2,356,320	2,424,937	2,486,960
Total assets	$10,610,782	$11,014,358	$11,206,101	$11,368,681	$11,438,943	$11,669,996	$11,945,297	$12,206,839

Liabilities:
Future policy benefits	$5,431,711	$5,518,834	$5,581,043	$5,629,967	$5,673,890	$5,736,313	$5,812,217	$5,894,882
Other policy liabilities	604,061	607,225	597,728	605,666	631,700	642,640	645,443	656,434
Income taxes	148,125	177,457	199,985	215,454	225,006	237,719	241,314	255,877
Other liabilities	408,757	409,870	413,888	426,970	449,963	449,734	428,176	463,926
Notes payable	372,552	372,643	372,735	372,827	372,919	373,011	373,103	373,196
Surplus note	364,424	404,079	430,233	453,247	502,491	534,435	634,980	688,055
Payable under securities lending	71,482	87,383	91,901	95,843	73,646	93,326	115,875	106,978
Separate account liabilities	2,063,899	2,264,108	2,311,124	2,347,816	2,287,953	2,356,320	2,424,937	2,486,960
Total liabilities	9,465,010	9,841,598	9,998,636	10,147,790	10,217,568	10,423,499	10,676,044	10,926,309
Stockholders’ equity:
Common stock ($0.01 par value) (1)	483	473	466	460	457	455	450	444
Paid-in capital	180,250	137,857	102,824	66,510	52,468	28,606	(0)	(0)
Retained earnings	952,804	989,685	1,040,860	1,090,388	1,138,851	1,182,038	1,224,375	1,228,546
Treasury stock	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	32,106	48,747	68,473	71,827	42,852	47,534	49,883	47,191
Net unrealized investment losses other-than-temporarily impaired	(71)	(70)	(68)	(66)	(62)	(56)	(54)	(143)
Cumulative translation adjustment	(19,801)	(3,933)	(5,091)	(8,227)	(13,193)	(12,082)	(5,401)	4,492
Total stockholders’ equity	1,145,772	1,172,759	1,207,465	1,220,891	1,221,374	1,246,497	1,269,253	1,280,530
Total liabilities and stockholders' equity	$10,610,782	$11,014,358	$11,206,101	$11,368,681	$11,438,943	$11,669,996	$11,945,297	$12,206,839

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,113,736	$1,124,082	$1,139,060	$1,149,131	$1,178,584	$1,199,018	$1,219,424	$1,233,482
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	32,106	48,747	68,473	71,827	42,852	47,534	49,883	47,191
Net unrealized investment losses other-than-temporarily impaired	(71)	(70)	(68)	(66)	(62)	(56)	(54)	(143)
Total reconciling items	32,036	48,678	68,405	71,760	42,791	47,479	49,829	47,048
Total stockholders’ equity	$1,145,772	$1,172,759	$1,207,465	$1,220,891	$1,221,374	$1,246,497	$1,269,253	$1,280,530

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,096,864	$1,113,736	$1,124,082	$1,139,060	$1,149,131	$1,178,584	$1,199,018	$1,219,424
Net Income	47,948	45,176	59,326	58,038	56,874	52,069	63,107	66,635
Shareholder dividends	(7,893)	(8,295)	(8,151)	(8,511)	(8,410)	(8,882)	(8,799)	(9,120)
Retirement of shares and warrants	(20,538)	(52,988)	(41,330)	(41,012)	(18,697)	(36,353)	(45,185)	(57,916)
Net foreign currency translation adjustment	(8,116)	15,867	(1,157)	(3,136)	(4,966)	1,111	6,681	9,893
Other, net	5,471	10,585	6,290	4,692	4,653	12,489	4,602	4,565
Balance, end of period	$1,113,736	$1,124,082	$1,139,060	$1,149,131	$1,178,584	$1,199,018	$1,219,424	$1,233,482

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,465,175	$1,500,259	$1,559,833	$1,619,236	$1,672,454	$1,713,065	$1,767,681	$1,833,877
General expenses deferred	7,951	8,443	9,138	9,202	8,226	9,489	9,061	9,350
Commission costs deferred	77,810	81,174	89,783	91,783	89,647	95,923	99,341	102,113
Amortization of deferred policy acquisition costs	(44,334)	(43,129)	(38,720)	(45,428)	(53,305)	(51,850)	(47,861)	(53,384)
Foreign currency impact and other, net	(6,343)	13,086	(798)	(2,339)	(3,957)	1,054	5,653	8,166
Balance, end of period	$1,500,259	$1,559,833	$1,619,236	$1,672,454	$1,713,065	$1,767,681	$1,833,877	$1,900,122

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	48,549,580	47,657,649	47,008,203	46,444,202	46,301,339	45,983,783	45,317,641	(1,690,562)	-3.6%	47,735,812	45,863,985	(1,871,827)	-3.9%

Net income	$45,176	$59,326	$58,038	$56,874	$52,069	$63,107	$66,635	$8,597	14.8%	$162,540	$181,811	$19,271	11.9%
Less income attributable to unvested participating securities	(370)	(491)	(494)	(482)	(421)	(430)	(465)	29	5.9%	(1,353)	(1,326)	27	2.0%
Net income used in computing basic EPS	$44,806	$58,835	$57,544	$56,392	$51,648	$62,677	$66,170	$8,626	15.0%	$161,187	$180,485	$19,298	12.0%
Basic earnings per share	$0.92	$1.23	$1.22	$1.21	$1.12	$1.36	$1.46	$0.24	19.3%	$3.38	$3.94	$0.56	16.5%

Adjusted Net operating income	$45,680	$57,104	$58,061	$55,917	$51,976	$63,039	$66,620	$8,560	14.7%	$160,845	$181,635	$20,790	12.9%
Less operating income attributable to unvested participating securities	(375)	(472)	(494)	(474)	(421)	(430)	(465)	29	5.9%	(1,339)	(1,325)	14	1.1%
Adjusted Net operating income used in computing basic operating EPS	$45,306	$56,632	$57,567	$55,443	$51,556	$62,609	$66,156	$8,589	14.9%	$159,506	$180,310	$20,804	13.0%
Basic adjusted operating income per share	$0.93	$1.19	$1.22	$1.19	$1.11	$1.36	$1.46	$0.24	19.2%	$3.34	$3.93	$0.59	17.7%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	48,549,580	47,657,649	47,008,203	46,444,202	46,301,339	45,983,783	45,317,641	(1,690,562)	-3.6%	47,735,812	45,863,985	(1,871,827)	-3.9%
Dilutive impact of contingently issuable shares	24,090	49,680	42,632	51,274	72,947	86,550	89,455	46,823	109.8%	38,800	82,984	44,184	113.9%
Shares used to calculate diluted EPS	48,573,670	47,707,329	47,050,835	46,495,476	46,374,286	46,070,333	45,407,096	(1,643,739)	-3.5%	47,774,612	45,946,969	(1,827,643)	-3.8%

Net income	$45,176	$59,326	$58,038	$56,874	$52,069	$63,107	$66,635	$8,597	14.8%	$162,540	$181,811	$19,271	11.9%
Less income attributable to unvested participating securities	(370)	(490)	(493)	(481)	(421)	(430)	(464)	29	5.9%	(1,352)	(1,324)	28	2.1%
Net income used in computing diluted EPS	$44,806	$58,835	$57,544	$56,393	$51,648	$62,677	$66,171	$8,627	15.0%	$161,188	$180,487	$19,299	12.0%
Diluted earnings per share	$0.92	$1.23	$1.22	$1.21	$1.11	$1.36	$1.46	$0.23	19.2%	$3.37	$3.93	$0.55	16.4%

Adjusted Net operating income	$45,680	$57,104	$58,061	$55,917	$51,976	$63,039	$66,620	$8,560	14.7%	$160,845	$181,635	$20,790	12.9%
Less operating income attributable to unvested participating securities	(374)	(472)	(494)	(473)	(420)	(429)	(464)	30	6.0%	(1,338)	(1,323)	15	1.1%
Adjusted Net operating income used in computing diluted operating EPS	$45,306	$56,632	$57,567	$55,443	$51,556	$62,609	$66,156	$8,589	14.9%	$159,507	$180,312	$20,805	13.0%
Diluted adjusted operating income per share	$0.93	$1.19	$1.22	$1.19	$1.11	$1.36	$1.46	$0.23	19.1%	$3.34	$3.92	$0.59	17.5%

															YOY Q3							YOY YTD
	Q1 2016		Q2 2016		Q3 2016		Q4 2016		Q1 2017		Q2 2017		Q3 2017		Change		% Change	YTD 2016		YTD 2017		$ Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,159,266		$1,190,112		$1,214,178		$1,221,133		$1,233,936		$1,257,875		$1,274,892		$60,714		5.0%	$1,187,852		$1,255,567		$67,716		5.7%
Average adjusted stockholders' equity	$1,118,909		$1,131,571		$1,144,095		$1,163,857		$1,188,801		$1,209,221		$1,226,453		$82,358		7.2%	$1,131,525		$1,208,159		$76,634		6.8%

Net income return on stockholders' equity	15.6%		19.9%		19.1%		18.6%		16.9%		20.1%		20.9%		1.8%		nm	18.2%		19.3%		1.1%		nm
Net income return on adjusted stockholders' equity	16.2%		21.0%		20.3%		19.5%		17.5%		20.9%		21.7%		1.4%		nm	19.2%		20.1%		0.9%		nm

Adjusted Net operating income return on adjusted stockholders' equity	16.3%		20.2%		20.3%		19.2%		17.5%		20.9%		21.7%		1.4%		nm	19.0%		20.0%		1.1%		nm

Capital Structure
Debt-to-capital (1)	24.1%		23.6%		23.4%		23.4%		23.0%		22.7%		22.6%		-0.8%		nm	23.4%		22.6%		-0.8%		nm

Cash and invested assets to stockholders' equity	2.0	x	2.0	x	2.0	x	2.1	x	2.1	x	2.2	x	2.2	x	0.2	x	nm	2.0	x	2.2	x	0.2	x	nm
Cash and invested assets to adjusted stockholders' equity	2.1	x	2.2	x	2.2	x	2.2	x	2.2	x	2.3	x	2.3	x	0.1	x	nm	2.2	x	2.3	x	0.1	x	nm

Share count, end of period (2)	47,295,175		46,601,587		45,961,671		45,720,822		45,549,739		45,034,788		44,380,349		(1,581,322)		-3.4%	45,961,671		44,380,349		(1,581,322)		-3.4%
Adjusted stockholders' equity per share	$23.77		$24.44		$25.00		$25.78		$26.32		$27.08		$27.79		$2.79		11.2%	$25.00		$27.79		$2.79		11.2%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A2		A2		A2		A2		A2		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa2		Baa2		Baa2		Baa2		Baa2		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$597,130	$612,189	$616,587	$618,362	$627,698	$637,426	$646,079	$29,492	4.8%	$1,825,906	$1,911,203	$85,297	4.7%
Ceded premiums	(395,333)	(406,683)	(399,676)	(398,867)	(399,769)	(406,043)	(397,641)	2,035	0.5%	(1,201,692)	(1,203,452)	(1,760)	-0.1%
Net premiums	201,797	205,506	216,911	219,495	227,929	231,384	248,438	31,527	14.5%	624,214	707,751	83,537	13.4%
Net investment income	21,238	20,389	19,399	17,999	19,894	19,742	19,922	523	2.7%	61,026	59,558	(1,468)	-2.4%
Commissions and fees:
Sales-based (1)	56,220	59,057	55,149	56,894	60,517	60,692	53,488	(1,661)	-3.0%	170,425	174,697	4,272	2.5%
Asset-based (2)	55,306	59,541	60,759	61,997	64,474	67,424	70,279	9,520	15.7%	175,606	202,176	26,569	15.1%
Account-based (3)	11,309	11,611	11,899	16,043	13,217	13,282	13,811	1,912	16.1%	34,819	40,310	5,491	15.8%
Other commissions and fees	5,987	6,692	6,476	6,747	6,060	6,919	7,049	573	8.9%	19,155	20,028	873	4.6%
Realized investment (losses) gains	(783)	3,440	(35)	1,465	134	104	22	57	nm	2,623	260	(2,362)	-90.1%
Other, net	11,527	12,757	13,069	13,224	12,939	14,150	14,291	1,223	9.4%	37,353	41,381	4,028	10.8%
Total revenues	362,601	378,993	383,626	393,864	405,164	413,696	427,300	43,674	11.4%	1,125,220	1,246,161	120,940	10.7%
Benefits and expenses:
Benefits and claims	90,977	88,984	93,022	94,672	102,385	99,512	105,864	12,842	13.8%	272,983	307,761	34,778	12.7%
Amortization of DAC	43,129	38,720	45,428	53,305	51,850	47,861	53,384	7,956	17.5%	127,277	153,094	25,817	20.3%
Insurance commissions	4,147	4,472	4,709	4,456	4,899	5,157	5,593	884	18.8%	13,328	15,649	2,321	17.4%
Insurance expenses	33,130	32,906	32,837	33,476	37,621	36,920	37,636	4,800	14.6%	98,872	112,177	13,305	13.5%
Sales commissions:
Sales-based (1)	40,327	42,040	38,276	40,031	43,209	43,253	38,338	63	0.2%	120,643	124,800	4,157	3.4%
Asset-based (2)	23,093	24,907	25,271	26,368	27,630	28,965	30,220	4,948	19.6%	73,272	86,815	13,543	18.5%
Other sales commissions	3,222	3,199	3,153	2,928	2,865	3,221	3,463	310	9.8%	9,574	9,550	(25)	-0.3%
Interest expense	7,173	7,178	7,184	7,157	7,127	7,144	7,074	(110)	-1.5%	21,534	21,345	(189)	-0.9%
Other operating expenses	47,190	44,708	45,309	44,408	52,736	45,274	45,528	219	0.5%	137,207	143,538	6,332	4.6%
Total benefits and expenses	292,388	287,113	295,189	306,799	330,322	317,308	327,100	31,911	10.8%	874,690	974,730	100,040	11.4%
Income before income taxes	70,213	91,880	88,438	87,065	74,841	96,389	100,200	11,763	13.3%	250,531	271,431	20,900	8.3%
Income taxes	25,037	32,554	30,400	30,191	22,772	33,282	33,565	3,165	10.4%	87,991	89,619	1,629	1.9%
Net income	$45,176	$59,326	$58,038	$56,874	$52,069	$63,107	$66,635	$8,597	14.8%	$162,540	$181,811	$19,271	11.9%

Income Before Income Taxes by Segment
Term Life	$46,081	$58,017	$58,136	$51,127	$49,022	$61,855	$66,543	$8,407	14.5%	$162,234	$177,420	$15,186	9.4%
Investment & Savings Products	31,691	36,065	35,759	40,840	37,119	39,684	39,050	3,291	9.2%	103,515	115,853	12,338	11.9%
Corporate & Other Distributed Products	(7,558)	(2,202)	(5,458)	(4,903)	(11,300)	(5,149)	(5,392)	65	1.2%	(15,218)	(21,842)	(6,624)	-43.5%
Income before income taxes	$70,213	$91,880	$88,438	$87,065	$74,841	$96,389	$100,200	$11,763	13.3%	$250,531	$271,431	$20,900	8.3%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

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Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$589,244	$604,117	$608,396	$611,583	$620,379	$630,485	$638,830	$30,435	5.0%	$1,801,757	$1,889,695	$87,938	4.9%
Less: Premiums ceded to IPO Coinsurers	321,494	322,767	319,516	315,955	312,982	308,323	304,580	(14,937)	-4.7%	963,778	925,884	(37,894)	-3.9%
Term Life adjusted direct premiums	$267,750	$281,350	$288,879	$295,628	$307,397	$322,163	$334,251	$45,371	15.7%	$837,979	$963,811	$125,832	15.0%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(393,271)	$(404,492)	$(397,214)	$(396,157)	$(398,077)	$(404,175)	$(395,772)	$1,441	0.4%	$(1,194,977)	$(1,198,024)	$(3,048)	-0.3%
Less: Premiums ceded to IPO Coinsurers	(321,494)	(322,767)	(319,516)	(315,955)	(312,982)	(308,323)	(304,580)	14,937	4.7%	(963,778)	(925,884)	37,894	3.9%
Term Life other ceded premiums	$(71,776)	$(81,725)	$(77,697)	$(80,202)	$(85,095)	$(95,852)	$(91,193)	$(13,496)	-17.4%	$(231,198)	$(272,140)	$(40,942)	-17.7%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$362,601	$378,993	$383,626	$393,864	$405,164	$413,696	$427,300	$43,674	11.4%	$1,125,220	$1,246,161	$120,940	10.7%
Less: Realized investment gains/(losses)	(783)	3,440	(35)	1,465	134	104	22	nm	nm	2,623	260	nm	nm
Adjusted operating revenues	$363,384	$375,553	$383,661	$392,399	$405,030	$413,592	$427,278	$43,617	11.4%	$1,122,598	$1,245,900	$123,303	11.0%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$70,213	$91,880	$88,438	$87,065	$74,841	$96,389	$100,200	$11,763	13.3%	$250,531	$271,431	$20,900	8.3%
Less: Realized investment gains/(losses)	(783)	3,440	(35)	1,465	134	104	22	nm	nm	2,623	260	nm	nm
Adjusted operating income before income taxes	$70,996	$88,440	$88,472	$85,599	$74,708	$96,285	$100,178	$11,706	13.2%	$247,908	$271,170	$23,262	9.4%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$45,176	$59,326	$58,038	$56,874	$52,069	$63,107	$66,635	$8,597	14.8%	$162,540	$181,811	$19,271	11.9%
Less: Realized investment gains/(losses)	(783)	3,440	(35)	1,465	134	104	22	nm	nm	2,623	260	nm	nm
Less: Tax impact of realized investment gains/(losses)	279	(1,219)	12	(508)	(41)	(36)	(8)	nm	nm	(928)	(84)	nm	nm
Adjusted net operating income	$45,680	$57,104	$58,061	$55,917	$51,976	$63,039	$66,620	$8,560	14.7%	$160,845	$181,635	$20,790	12.9%

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$589,244	$604,117	$608,396	$611,583	$620,379	$630,485	$638,830	$30,435	5.0%	$1,801,757	$1,889,695	$87,938	4.9%
Premiums ceded to IPO coinsurers (1)	(321,494)	(322,767)	(319,516)	(315,955)	(312,982)	(308,323)	(304,580)	14,937	4.7%	(963,778)	(925,884)	37,894	3.9%
Adjusted direct premiums (2)	267,750	281,350	288,879	295,628	307,397	322,163	334,251	45,371	15.7%	837,979	963,811	125,832	15.0%
Other ceded premiums (3)	(71,776)	(81,725)	(77,697)	(80,202)	(85,095)	(95,852)	(91,193)	(13,496)	-17.4%	(231,198)	(272,140)	(40,942)	-17.7%
Net premiums	195,973	199,625	211,182	215,426	222,302	226,311	243,058	31,876	15.1%	606,780	691,671	84,890	14.0%
Allocated net investment income	1,850	1,871	1,903	2,010	2,303	2,347	2,527	624	32.8%	5,624	7,177	1,553	27.6%
Other, net	8,274	9,062	9,513	9,692	9,446	10,244	10,655	1,142	12.0%	26,849	30,345	3,496	13.0%
Revenues	206,097	210,559	222,598	227,128	234,051	238,902	256,240	33,642	15.1%	639,253	729,192	89,939	14.1%
Benefits and expenses:
Benefits and claims	86,795	83,835	88,800	91,209	97,771	95,532	101,351	12,551	14.1%	259,430	294,653	35,223	13.6%
Amortization of DAC	41,224	36,477	43,365	51,744	50,133	44,937	50,386	7,020	16.2%	121,067	145,456	24,389	20.1%
Insurance commissions	968	1,094	1,171	1,068	1,408	1,646	1,874	703	60.0%	3,234	4,929	1,695	52.4%
Insurance expenses	31,029	31,135	31,125	31,980	35,717	34,932	36,086	4,961	15.9%	93,288	106,734	13,446	14.4%
Benefits and expenses	160,016	152,541	164,462	176,001	185,029	177,047	189,697	25,236	15.3%	477,019	551,773	74,754	15.7%
Income before income taxes	$46,081	$58,017	$58,136	$51,127	$49,022	$61,855	$66,543	$8,407	14.5%	$162,234	$177,420	$15,186	9.4%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$56,220	$59,057	$55,149	$56,894	$60,517	$60,692	$53,488	$(1,661)	-3.0%	$170,425	$174,697	$4,272	2.5%
Asset-based	55,306	59,541	60,759	61,997	64,474	67,424	70,279	9,520	15.7%	175,606	202,176	26,569	15.1%
Account-based	11,309	11,611	11,899	16,043	13,217	13,282	13,811	1,912	16.1%	34,819	40,310	5,491	15.8%
Other, net	2,083	2,399	2,273	2,081	2,199	2,376	2,480	208	9.1%	6,754	7,056	302	4.5%
Revenues	124,918	132,608	130,079	137,016	140,407	143,774	140,058	9,979	7.7%	387,605	424,239	36,634	9.5%
Benefits and expenses:
Amortization of DAC	1,919	1,704	1,636	889	1,734	2,310	2,780	1,144	69.9%	5,258	6,824	1,565	29.8%
Insurance commissions	2,631	2,884	3,001	2,941	2,959	3,050	3,219	218	7.3%	8,515	9,227	712	8.4%
Sales commissions:
Sales-based	40,327	42,040	38,276	40,031	43,209	43,253	38,338	63	0.2%	120,643	124,800	4,157	3.4%
Asset-based	23,093	24,907	25,271	26,368	27,630	28,965	30,220	4,948	19.6%	73,272	86,815	13,543	18.5%
Other operating expenses	25,257	25,008	26,136	25,946	27,756	26,512	26,451	315	1.2%	76,402	80,719	4,318	5.7%
Benefits and expenses	93,227	96,543	94,320	96,176	103,288	104,090	101,008	6,688	7.1%	284,090	308,386	24,296	8.6%
Income before income taxes	$31,691	$36,065	$35,759	$40,840	$37,119	$39,684	$39,050	$3,291	9.2%	$103,515	$115,853	$12,338	11.9%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$7,886	$8,072	$8,191	$6,779	$7,319	$6,941	$7,249	$(942)	-11.5%	$24,149	$21,509	$(2,641)	-10.9%
Ceded premiums	(2,063)	(2,191)	(2,462)	(2,710)	(1,692)	(1,868)	(1,869)	594	24.1%	(6,716)	(5,428)	1,288	19.2%
Net premiums	5,823	5,881	5,729	4,069	5,627	5,073	5,380	(349)	-6.1%	17,433	16,080	(1,353)	-7.8%
Allocated net investment income	19,389	18,518	17,496	15,989	17,591	17,395	17,395	(101)	-0.6%	55,402	52,381	(3,021)	-5.5%
Commissions and fees:
Loans	44	43	36	31	30	33	35	(1)	-3.2%	122	98	(25)	-20.2%
DebtWatchers	282	280	262	264	241	223	216	(45)	-17.3%	824	681	(143)	-17.4%
Prepaid Legal Services	2,650	2,739	2,832	2,875	2,946	3,063	3,182	350	12.4%	8,221	9,191	970	11.8%
Auto and Homeowners Insurance	1,757	2,231	1,981	2,381	1,815	2,166	1,980	(1)	nm	5,970	5,961	(8)	-0.1%
Long-Term Care Insurance	713	638	629	563	542	520	524	(105)	-16.7%	1,980	1,586	(394)	-19.9%
Other sales commissions	540	762	736	633	486	913	1,112	376	51.0%	2,038	2,511	473	23.2%
Other, net	1,171	1,296	1,283	1,450	1,294	1,530	1,156	(127)	-9.9%	3,750	3,980	230	6.1%
Adjusted operating revenues	32,370	32,387	30,984	28,254	30,572	30,917	30,981	(4)	nm	95,740	92,469	(3,271)	-3.4%
Benefits and expenses:
Benefits and claims	4,182	5,149	4,222	3,463	4,615	3,980	4,513	291	6.9%	13,553	13,107	(446)	-3.3%
Amortization of DAC	(15)	539	427	671	(17)	613	218	(209)	-48.8%	951	814	(137)	-14.4%
Insurance commissions	548	494	537	447	532	461	500	(37)	-6.9%	1,579	1,493	(86)	-5.4%
Insurance expenses	2,101	1,771	1,712	1,496	1,904	1,988	1,551	(162)	-9.4%	5,585	5,443	(142)	-2.5%
Sales commissions	3,222	3,199	3,153	2,928	2,865	3,221	3,463	310	9.8%	9,574	9,550	(25)	-0.3%
Interest expense	7,173	7,178	7,184	7,157	7,127	7,144	7,074	(110)	-1.5%	21,534	21,345	(189)	-0.9%
Other operating expenses	21,933	19,699	19,173	18,462	24,980	18,763	19,077	(96)	-0.5%	60,805	62,819	2,014	3.3%
Benefits and expenses	39,145	38,029	36,408	34,622	42,006	36,170	36,395	(12)	nm	113,581	114,571	990	0.9%
Adjusted operating income before income taxes	$(6,775)	$(5,642)	$(5,423)	$(6,368)	$(11,434)	$(5,254)	$(5,415)	$8	0.2%	$(17,841)	$(22,102)	$(4,262)	-23.9%

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers

8 of 16

Term Life Insurance – Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)								YOY Q3				YOY YTD
Term Life Insurance Income Before Income Taxes	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Revenues:
Direct Premiums	$589,244	$604,117	$608,396	$611,583	$620,379	$630,485	$638,830	$30,435	5.0%	$1,801,757	$1,889,695	$87,938	4.9%
Premiums ceded to IPO coinsurers (1)	(321,494)	(322,767)	(319,516)	(315,955)	(312,982)	(308,323)	(304,580)	14,937	4.7%	(963,778)	(925,884)	37,894	3.9%
Adjusted direct premiums (2)	267,750	281,350	288,879	295,628	307,397	322,163	334,251	45,371	15.7%	837,979	963,811	125,832	15.0%
Other ceded premiums (3)	(71,776)	(81,725)	(77,697)	(80,202)	(85,095)	(95,852)	(91,193)	(13,496)	-17.4%	(231,198)	(272,140)	(40,942)	-17.7%
Net premiums	195,973	199,625	211,182	215,426	222,302	226,311	243,058	31,876	15.1%	606,780	691,671	84,890	14.0%
Allocated net investment income	1,850	1,871	1,903	2,010	2,303	2,347	2,527	624	32.8%	5,624	7,177	1,553	27.6%
Other, net	8,274	9,062	9,513	9,692	9,446	10,244	10,655	1,142	12.0%	26,849	30,345	3,496	13.0%
Revenues	206,097	210,559	222,598	227,128	234,051	238,902	256,240	33,642	15.1%	639,253	729,192	89,939	14.1%
Benefits and expenses:
Benefits and claims	86,795	83,835	88,800	91,209	97,771	95,532	101,351	12,551	14.1%	259,430	294,653	35,223	13.6%
Amortization of DAC	41,224	36,477	43,365	51,744	50,133	44,937	50,386	7,020	16.2%	121,067	145,456	24,389	20.1%
Insurance commissions	968	1,094	1,171	1,068	1,408	1,646	1,874	703	60.0%	3,234	4,929	1,695	52.4%
Insurance expenses	31,029	31,135	31,125	31,980	35,717	34,932	36,086	4,961	15.9%	93,288	106,734	13,446	14.4%
Benefits and expenses	160,016	152,541	164,462	176,001	185,029	177,047	189,697	25,236	15.3%	477,019	551,773	74,754	15.7%
Income before income taxes	$46,081	$58,017	$58,136	$51,127	$49,022	$61,855	$66,543	$8,407	14.5%	$162,234	$177,420	$15,186	9.4%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$189,540	$202,830	$211,137	$218,761	$227,390	$240,580	$250,457	$39,320	18.6%	$603,508	$718,427	$114,920	19.0%
Legacy direct premiums (5)	399,704	401,287	397,258	392,821	392,989	389,906	388,373	(8,885)	-2.2%	1,198,249	1,171,268	(26,982)	-2.3%
Total direct premiums	$589,244	$604,117	$608,396	$611,583	$620,379	$630,485	$638,830	$30,435	5.0%	$1,801,757	$1,889,695	$87,938	4.9%

Premiums ceded to IPO coinsurers	$321,494	$322,767	$319,516	$315,955	$312,982	$308,323	$304,580	$(14,937)	-4.7%	$963,778	$925,884	$(37,894)	-3.9%
% of Legacy direct premiums	80.4%	80.4%	80.4%	80.4%	79.6%	79.1%	78.4%	nm	nm	80.4%	79.0%	nm	nm

Benefits and claims, net (6)	$158,571	$165,560	$166,497	$171,411	$182,866	$191,384	$192,544	$26,047	15.6%	$490,629	$566,794	$76,165	15.5%
% of adjusted direct premiums	59.2%	58.8%	57.6%	58.0%	59.5%	59.4%	57.6%	nm	nm	58.5%	58.8%	nm	nm

DAC amortization & insurance commissions	$42,193	$37,572	$44,537	$52,812	$51,542	$46,584	$52,260	$7,723	17.3%	$124,301	$150,385	$26,084	21.0%
% of adjusted direct premiums	15.8%	13.4%	15.4%	17.9%	16.8%	14.5%	15.6%	nm	nm	14.8%	15.6%	nm	nm

Insurance expenses, net (7)	$22,755	$22,072	$21,612	$22,287	$26,271	$24,687	$25,431	$3,819	17.7%	$66,439	$76,389	$9,950	15.0%
% of adjusted direct premiums	8.5%	7.8%	7.5%	7.5%	8.5%	7.7%	7.6%	nm	nm	7.9%	7.9%	nm	nm

Total Term Life income before income taxes	$46,081	$58,017	$58,136	$51,127	$49,022	$61,855	$66,543	$8,407	14.5%	$162,234	$177,420	$15,186	9.4%
Term Life operating margin (8)	17.2%	20.6%	20.1%	17.3%	15.9%	19.2%	19.9%	nm	nm	19.4%	18.4%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers
(4)	Primary direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions
(5)	Legacy direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT
(7)	Insurance expenses, net - insurance expenses net of other, net revenues
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	106,710	108,220	112,365	115,345	116,827	117,907	121,471	9,106	8.1%	106,710	116,827	10,117	9.5%
New life-licensed representatives	9,666	12,171	11,739	11,148	10,903	12,947	12,783	1,044	8.9%	33,576	36,633	3,057	9.1%
Non-renewal and terminated representatives	(8,156)	(8,026)	(8,759)	(9,666)	(9,823)	(9,383)	(9,818)	(1,059)	-12.1%	(24,941)	(29,024)	(4,083)	-16.4%
Life-insurance licensed sales force, end of period	108,220	112,365	115,345	116,827	117,907	121,471	124,436	9,091	7.9%	115,345	124,436	9,091	7.9%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$54.0	$63.1	$61.9	$66.2	$59.4	$70.2	$65.8	$3.9	6.3%	$179.1	$195.5	$16.4	9.2%
Additions and increases in premium	14.0	15.4	15.2	15.9	15.1	16.5	16.4	1.2	7.9%	44.6	48.0	3.4	7.7%
Total estimated annualized issued term life premium	$68.0	$78.6	$77.1	$82.0	$74.5	$86.7	$82.2	$5.1	6.6%	$223.6	$243.4	$19.8	8.9%

Issued term life policies	66,376	77,384	75,374	79,110	70,642	84,033	78,056	2,682	3.6%	219,134	232,731	13,597	6.2%
Estimated average annualized issued term life premium per policy (1)(2)	$814	$816	$822	$837	$841	$836	$843	$22	2.6%	$817	$840	$23	2.8%

Term life face amount in-force, beginning of period ($mills)	$693,194	$704,632	$714,756	$722,162	$728,385	$733,756	$746,427	$31,671	4.4%	$693,194	$728,385	$35,191	5.1%
Issued term life face amount (3)	19,790	23,145	22,775	24,159	21,628	25,458	24,035	1,260	5.5%	65,710	71,121	5,411	8.2%
Terminated term life face amount	(13,814)	(12,700)	(14,407)	(16,318)	(16,704)	(14,994)	(16,331)	(1,924)	-13.4%	(40,921)	(48,029)	(7,108)	-17.4%
Foreign currency impact, net	5,462	(321)	(962)	(1,619)	447	2,207	3,280	4,242	nm	4,179	5,934	1,755	nm
Term life face amount in-force, end of period	$704,632	$714,756	$722,162	$728,385	$733,756	$746,427	$757,411	$35,249	4.9%	$722,162	$757,411	$35,249	4.9%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)								YOY Q3				YOY YTD
Investment & Savings Products Income Before Income Taxes	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$56,220	$59,057	$55,149	$56,894	$60,517	$60,692	$53,488	$(1,661)	-3.0%	$170,425	$174,697	$4,272	2.5%
Asset-based	55,306	59,541	60,759	61,997	64,474	67,424	70,279	9,520	15.7%	175,606	202,176	26,569	15.1%
Account-based	11,309	11,611	11,899	16,043	13,217	13,282	13,811	1,912	16.1%	34,819	40,310	5,491	15.8%
Other, net	2,083	2,399	2,273	2,081	2,199	2,376	2,480	208	9.1%	6,754	7,056	302	4.5%
Revenues	124,918	132,608	130,079	137,016	140,407	143,774	140,058	9,979	7.7%	387,605	424,239	36,634	9.5%
Benefits and expenses:
Amortization of DAC	1,919	1,704	1,636	889	1,734	2,310	2,780	1,144	69.9%	5,258	6,824	1,565	29.8%
Insurance commissions	2,631	2,884	3,001	2,941	2,959	3,050	3,219	218	7.3%	8,515	9,227	712	8.4%
Sales commissions:
Sales-based	40,327	42,040	38,276	40,031	43,209	43,253	38,338	63	0.2%	120,643	124,800	4,157	3.4%
Asset-based	23,093	24,907	25,271	26,368	27,630	28,965	30,220	4,948	19.6%	73,272	86,815	13,543	18.5%
Other operating expenses	25,257	25,008	26,136	25,946	27,756	26,512	26,451	315	1.2%	76,402	80,719	4,318	5.7%
Benefits and expenses	93,227	96,543	94,320	96,176	103,288	104,090	101,008	6,688	7.1%	284,090	308,386	24,296	8.6%
Income before income taxes	$31,691	$36,065	$35,759	$40,840	$37,119	$39,684	$39,050	$3,291	9.2%	$103,515	$115,853	$12,338	11.9%

Financial Analysis

Fees paid based on client asset values (1)	$4,298	$4,677	$4,893	$4,837	$4,884	$5,088	$5,440	$548	11.2%	$13,867	$15,413	$1,546	11.1%
Fees paid based on fee-generating positions (2)	3,495	3,510	3,527	3,553	3,574	3,616	3,609	82	2.3%	10,532	10,799	267	2.5%
Other operating expenses	17,464	16,821	17,716	17,557	19,298	17,808	17,402	(315)	-1.8%	52,002	54,507	2,505	4.8%
Total other operating expenses	$25,257	$25,008	$26,136	$25,946	$27,756	$26,512	$26,451	$315	1.2%	$76,402	$80,719	$4,318	5.7%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.31%	1.29%	1.44%	1.36%	1.27%	1.25%	1.26%	nm	nm	1.35%	1.26%	nm	nm
Canada	1.10%	1.04%	1.00%	0.98%	1.01%	0.99%	0.98%	nm	nm	1.05%	0.99%	nm	nm
Total	1.28%	1.26%	1.38%	1.32%	1.23%	1.21%	1.22%	nm	nm	1.31%	1.22%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.036%	0.035%	0.035%	0.035%	0.036%	0.036%	nm	nm	0.106%	0.107%	nm	nm
Canada	0.124%	0.131%	0.133%	0.139%	0.129%	0.123%	0.120%	nm	nm	0.389%	0.372%	nm	nm
Total	0.050%	0.052%	0.051%	0.052%	0.051%	0.050%	0.050%	nm	nm	0.153%	0.150%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$2.74	$2.81	$2.89	$4.34	$3.34	$3.32	$3.50	nm	nm	$8.44	$10.16	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions
(6)	In whole dollars

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)								YOY Q3				YOY YTD
Key Statistics	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change

Product sales ($mills)
U.S. Retail Mutual Funds	$599.9	$693.2	$652.4	$671.6	$752.2	$804.2	$707.4	$54.9	8.4%	$1,945.5	$2,263.8	$318.3	16.4%
Canada Retail Mutual Funds	209.6	159.4	144.3	149.0	232.8	182.7	170.8	26.5	18.4%	513.4	586.3	72.9	14.2%
Indexed Annuities	84.4	114.2	99.7	100.5	80.9	83.6	64.2	(35.5)	-35.6%	298.3	228.7	(69.6)	-23.3%
Variable Annuities and other	349.4	383.6	322.0	359.4	346.2	366.5	301.7	(20.3)	-6.3%	1,055.1	1,014.4	(40.6)	-3.8%
Total sales-based revenue generating product sales	1,243.3	1,350.5	1,218.5	1,280.4	1,412.2	1,437.0	1,244.1	25.7	2.1%	3,812.3	4,093.3	281.0	7.4%
Managed Accounts	45.2	55.2	54.0	57.4	70.8	72.4	125.4	71.4	132.3%	154.5	268.5	114.1	73.8%
Segregated Funds	87.3	63.9	68.7	69.8	102.4	63.5	61.7	(7.1)	-10.3%	220.0	227.5	7.6	3.4%
Total product sales	$1,375.9	$1,469.6	$1,341.2	$1,407.6	$1,585.3	$1,572.8	$1,431.2	$90.0	6.7%	$4,186.7	$4,589.3	$402.6	9.6%

Canada Retail Mutual Funds	$209.6	$159.4	$144.3	$149.0	$232.8	$182.7	$170.8	$26.5	18.4%	$513.4	$586.3	$72.9	14.2%
Segregated Funds	87.3	63.9	68.7	69.8	102.4	63.5	61.7	(7.1)	-10.3%	220.0	227.5	7.6	3.4%
Total Canada product sales	297.0	223.4	213.1	218.8	335.2	246.2	232.5	19.4	9.1%	733.4	813.9	80.5	11.0%
Total U.S. product sales	1,078.9	1,246.3	1,128.1	1,188.8	1,250.1	1,326.6	1,198.7	70.6	6.3%	3,453.3	3,775.5	322.2	9.3%
Total product sales	$1,375.9	$1,469.6	$1,341.2	$1,407.6	$1,585.3	$1,572.8	$1,431.2	$90.0	6.7%	$4,186.7	$4,589.3	$402.6	9.6%

Client asset values, beginning of period ($mills)	$47,353	$48,174	$49,372	$51,334	$52,339	$54,925	$56,591	$7,219	14.6%	$47,353	$52,339	$4,986	10.5%
Inflows	1,376	1,470	1,341	1,408	1,585	1,573	1,431	90	6.7%	4,187	4,589	403	9.6%
Outflows (1)	(1,153)	(1,222)	(1,141)	(1,104)	(1,266)	(1,318)	(1,258)	(117)	-10.3%	(3,516)	(3,841)	(325)	-9.2%
Net flows	223	247	201	304	320	255	174	(27)	-13.5%	671	748	78	nm
Foreign currency impact, net	555	(32)	(99)	(171)	47	241	354	453	nm	424	642	218	nm
Change in market value, net and other (2)	43	983	1,860	871	2,219	1,170	1,552	(308)	-16.6%	2,887	4,941	2,055	nm
Client asset values, end of period	$48,174	$49,372	$51,334	$52,339	$54,925	$56,591	$58,671	$7,336	14.3%	$51,334	$58,671	$7,336	14.3%
Annualized net flows as % of beginning of period asset values	1.9%	2.1%	1.6%	2.4%	2.4%	1.9%	1.2%	-0.4%	nm	1.9%	1.9%	0.0%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$23,390	$24,326	$25,198	$25,617	$26,899	$27,890	$28,756	$3,559	14.1%	$24,305	$27,849	$3,544	14.6%
Canada Retail Mutual Funds	5,478	5,963	6,133	6,157	6,434	6,673	6,960	827	13.5%	5,858	6,689	831	14.2%
Managed Accounts	1,582	1,680	1,776	1,840	1,954	2,084	2,246	471	26.5%	1,679	2,095	416	24.7%
Indexed Annuities	1,366	1,450	1,539	1,629	1,699	1,774	1,836	297	19.3%	1,452	1,770	318	21.9%
Variable Annuities and other	12,711	13,228	13,694	13,901	14,505	14,982	15,394	1,700	12.4%	13,211	14,960	1,749	13.2%
Segregated Funds	2,120	2,289	2,339	2,301	2,331	2,375	2,463	123	5.3%	2,249	2,390	140	6.2%
Total	$46,646	$48,936	$50,679	$51,445	$53,823	$55,778	$57,656	$6,977	13.8%	$48,754	$55,752	$6,999	14.4%

Canada Retail Mutual Funds	$5,478	$5,963	$6,133	$6,157	$6,434	$6,673	$6,960	$827	13.5%	$5,858	$6,689	$831	14.2%
Segregated Funds	2,120	2,289	2,339	2,301	2,331	2,375	2,463	123	5.3%	2,249	2,390	140	6.2%
Total Canada average client assets	7,597	8,252	8,472	8,458	8,765	9,048	9,423	951	11.2%	8,107	9,079	971	12.0%
Total U.S. average client assets	39,049	40,684	42,207	42,987	45,058	46,730	48,233	6,026	14.3%	40,646	46,674	6,027	14.8%
Total average client assets	$46,646	$48,936	$50,679	$51,445	$53,823	$55,778	$57,656	$6,977	13.8%	$48,754	$55,752	$6,999	14.4%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,191	2,200	2,203	2,209	2,218	2,237	2,235	32	1.4%	2,198	2,230	32	1.5%
Recordkeeping only	666	684	690	666	670	676	678	(12)	-1.8%	680	675	(5)	-0.8%
Total	2,857	2,884	2,893	2,875	2,887	2,913	2,913	19	0.7%	2,878	2,905	27	0.9%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses
(3)
Fee generating positions - mutual fund positions for which we receive recording keeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended September 30, 2017
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$177,418	$177,418	$-	8.4%	8.7%

Fixed Income:
Treasury	24,355	23,857	498	1.1%	1.2%	2.28%	AAA
Government	177,296	171,351	5,946	8.4%	8.4%	3.46%	AA-
Tax-Exempt Municipal	2,891	2,866	25	0.1%	0.1%	1.97%	A-
Corporate	1,243,201	1,198,851	44,350	58.6%	58.5%	4.28%	BBB+
Mortgage-Backed	113,966	109,793	4,173	5.4%	5.4%	3.64%	AAA
Asset-Backed	77,593	77,032	561	3.7%	3.8%	2.66%	AA
CMBS	127,910	125,766	2,144	6.0%	6.1%	3.16%	AAA
Private	124,925	121,205	3,720	5.9%	5.9%	4.73%	BBB
Redeemable Preferred	3,597	3,208	389	0.2%	0.2%	12.91%	BBB+
Convertible	2,892	2,600	293	0.1%	0.1%	4.94%	BBB
Total Fixed Income	1,898,627	1,836,528	62,099	89.4%	89.6%	4.04%	A-

Equities:
Perpetual Preferred	18,042	15,972	2,070	0.8%	0.8%
Common Stock	17,763	11,992	5,771	0.8%	0.6%
Mutual Fund	8,952	6,471	2,482	0.4%	0.3%
Other	1,805	1,805	-	0.1%	0.1%
Total Equities	46,563	36,240	10,323	2.2%	1.8%

Total Invested Assets	$2,122,608	$2,050,187	$72,421	100.0%	100.0%

Corporate Portfolio by Sector

Consumer Non Cyclical	$143,613	$138,516	$5,097	11.6%	11.6%
Reits	140,516	135,788	4,728	11.3%	11.3%
Banking	138,220	135,011	3,209	11.1%	11.3%
Energy	135,223	130,236	4,986	10.9%	10.9%
Insurance	109,569	105,852	3,717	8.8%	8.8%
Technology	95,626	92,403	3,223	7.7%	7.7%
Communications	94,927	90,860	4,068	7.6%	7.6%
Capital Goods	80,418	77,355	3,063	6.5%	6.5%
Electric	71,341	68,002	3,339	5.7%	5.7%
Basic Industry	67,654	64,370	3,284	5.4%	5.4%
Consumer Cyclical	57,999	56,042	1,957	4.7%	4.7%
Transportation	46,097	44,984	1,114	3.7%	3.8%
Brokerage	31,145	29,576	1,569	2.5%	2.5%
Industrial Other	13,722	13,172	550	1.1%	1.1%
Natural Gas	8,477	8,194	283	0.7%	0.7%
Financial Other	6,122	6,099	23	0.5%	0.5%
Finance Companies	1,499	1,396	103	0.1%	0.1%
Utility Other	1,033	997	36	0.1%	0.1%
Total Corporate portfolio	$1,243,201	$1,198,851	$44,350	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$163,951	$162,197	$1,754	8.6%	8.8%	3.83%
1-2 Yrs.	249,463	240,529	8,934	13.1%	13.1%	4.96%
2-5 Yrs.	769,548	742,132	27,416	40.5%	40.4%	3.85%
5-10 Yrs.	660,276	640,652	19,624	34.8%	34.9%	3.91%
> 10 Yrs.	55,389	51,018	4,371	2.9%	2.8%	4.64%
Total Fixed Income	$1,898,627	$1,836,528	$62,099	100.0%	100.0%	4.04%

Duration

Fixed Income portfolio duration	3.8	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of September 30, 2017	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$342,424	18.6%
AA	156,762	8.5%
A	413,724	22.5%
BBB	849,704	46.3%
Below Investment Grade	68,627	3.7%
NA	5,287	0.3%
Total Fixed Income	$1,836,528	100.0%

	Amortized Cost	% of Total			Amortized Cost	% of Total
Corporate asset class:				Private asset class:
Rating				Rating
AAA	$10,631	0.9%		AAA	$-	—
AA	70,365	5.9%		AA	1,204	1.0%
A	335,359	28.0%		A	5,178	4.3%
BBB	727,300	60.7%		BBB	108,511	89.5%
Below Investment Grade	55,017	4.6%		Below Investment Grade	6,311	5.2%
NA	178	0.0%		NA	-	—
Total Corporate	$1,198,851	100.0%		Total Private	$121,205	100.0%

CMBS asset class:				Mortgage-Backed asset class:
Rating				Rating
AAA	$120,715	96.0%		AAA	$106,674	97.2%
AA	110	0.1%		AA	1,342	1.2%
A	3,112	2.5%		A	347	0.3%
BBB	-	—		BBB	1,431	1.3%
Below Investment Grade	829	0.7%		Below Investment Grade	-	—
NA	1,000	0.8%		NA	-	—
Total CMBS	$125,766	100.0%		Total Mortgage-Backed	$109,793	100.0%

Asset-Backed asset class:				Treasury & Government asset classes:
Rating				Rating
AAA	$45,343	58.9%		AAA	$58,526	30.0%
AA	5,606	7.3%		AA	78,204	40.1%
A	20,273	26.3%		A	47,172	24.2%
BBB	1,769	2.3%		BBB	7,116	3.6%
Below Investment Grade	189	0.2%		Below Investment Grade	4,190	2.1%
NA	3,853	5.0%		NA	-	—
Total Asset-Backed	$77,032	100.0%		Total Treasury & Government	$195,208	100.0%

NAIC Designations

1	$691,950	45.1%
2	774,258	50.5%
3	60,075	3.9%
4	6,663	0.4%
5	692	0.0%
6	655	0.0%	`
U.S. Insurer Fixed Income (2)	1,534,294	100.0%
Other (3)	338,475
Cash and cash equivalents	177,418
Total Invested Assets	$2,050,187

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement
								YOY Q3
(Dollars in thousands)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$19,249	$18,377	$18,578	$18,469	$19,069	$19,200	$19,268	690	3.7%
Fixed-maturity securities (held-to-maturity)	4,154	4,605	4,957	5,164	5,718	6,087	7,231	2,274	45.9%
Equity Securities	520	502	505	526	535	515	525	20	4.0%
Deposit asset underlying 10% reinsurance treaty	2,200	2,185	1,058	(231)	1,032	770	869	(189)	-17.9%
Policy loans and other invested assets	330	352	317	342	305	317	395	78	24.6%
Cash & cash equivalents	149	199	148	135	194	246	282	134	90.5%
Total investment income	26,602	26,220	25,563	24,405	26,853	27,135	28,570	3,007	11.8%
Investment expenses	1,210	1,226	1,208	1,242	1,241	1,306	1,417	209	17.3%
Interest Expense on Surplus Note	4,154	4,605	4,957	5,164	5,718	6,087	7,231	2,274	45.9%
Net investment income	$21,238	$20,389	$19,398	$17,999	$19,894	$19,742	$19,922	524	2.7%
Fixed income book yield, end of period	4.46%	4.40%	4.29%	4.21%	4.18%	4.11%	4.04%
New money yield	3.14%	2.41%	1.24%	2.00%	2.31%	2.83%	2.85%

								YOY Q3
	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	16.7%	15.6%	16.1%	17.0%	17.4%	17.3%	18.6%	2.6%
AA	8.1%	9.3%	9.5%	9.3%	9.5%	8.4%	8.5%	-1.0%
A	22.5%	21.9%	21.2%	22.2%	21.6%	23.5%	22.5%	1.4%
BBB	46.3%	47.5%	47.7%	45.8%	46.0%	45.8%	46.3%	-1.4%
Below Investment Grade	6.4%	5.6%	5.2%	5.4%	5.0%	4.5%	3.7%	-1.5%
NA	0.0%	0.1%	0.4%	0.3%	0.4%	0.3%	0.3%	-0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A-	A-	A-	A-	A-	A-	A-	na

		As of September 30, 2017				As of September 30, 2017			As of September 30, 2017
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$23,174	$22,821	AAA	Canada	$62,724	$60,261	AAA	$2,254	$2,240
2	AT&T Inc	13,328	12,269	BBB+	Australia	58,810	56,642	AA	6,135	5,830
3	National Rural Utilities Cooperative	11,086	10,276	A	United Kingdom	47,481	45,973	A	14,333	13,714
4	General Electric Co	10,612	10,236	AA-	France	18,775	18,109	BBB	7,605	7,116
5	Municipal Finance Authority of BC	9,802	9,910	AA-	Switzerland	17,606	17,337	Below Investment Grade	4,419	4,190
6	Wells Fargo & Co	9,613	8,905	A	Bermuda	16,818	16,279	NA	0	0
7	Enbridge Inc	9,116	8,830	BBB+	Netherlands	14,972	13,839	Total	$34,746	$33,091
8	Province of Ontario Canada	9,017	8,643	A+	Ireland	14,151	13,649
9	Province of Alberta Canada	8,904	8,920	A+	Cayman Islands	13,464	13,218
10	TransCanada Corp	8,814	8,542	A-	Germany	11,384	11,231	Non-Government Investments (1)
11	National Fuel Gas Co	8,644	8,076	BBB	Belgium	10,193	9,714
12	American Airlines Group Inc	8,549	8,479	AA-	Japan	8,944	8,594	AAA	$4,426	$4,413
13	Goldman Sachs Group Inc/The	8,301	8,031	BBB+	Israel	8,478	8,211	AA	26,840	26,640
14	City of Toronto Canada	8,154	8,202	AA	Brazil	7,917	7,620	A	103,569	100,692
15	Anheuser-Busch InBev SA/NV	8,126	7,744	A-	Mexico	7,524	7,217	BBB	190,843	182,343
16	HSBC Holdings PLC	8,010	7,792	A	Emerging Markets (2)	10,104	9,478	Below Investment Grade	5,758	5,706
17	Australia & New Zealand Banking	7,634	7,496	AA-	All Other	37,094	35,768	NA	256	255
18	Prudential Financial Inc	7,472	7,149	A	Total	$366,439	$353,140	Total	$331,693	$320,049
19	Brookfield Asset Management Inc	7,170	6,948	A-
20	SunTrust Banks Inc	6,983	6,896	BBB+
21	Apple Inc	6,851	6,731	AA+
22	Express Scripts Holding Co	6,808	6,527	BBB+
23	Ventas Inc	6,781	6,563	BBB+
24	Comcast Corp	6,743	6,479	A-
25	Penske Truck Leasing Co LP	6,690	6,610	BBB
	Total	$226,382	$219,073

	% of total fixed income portfolio	10.7%	10.7%
(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2012	2013	2014	2015	2016	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017

Recruits	191,752	186,251	190,439	228,115	262,732	63,427	65,273	73,706	60,326	70,983	78,273	90,210

Life-insurance licensed sales force, beginning of period	91,176	92,373	95,566	98,358	106,710	106,710	108,220	112,365	115,345	116,827	117,907	121,471
New life-licensed representatives	34,425	34,155	33,832	39,632	44,724	9,666	12,171	11,739	11,148	10,903	12,947	12,783
Non-renewal and terminated representatives	(33,228)	(30,962)	(31,040)	(31,280)	(34,607)	(8,156)	(8,026)	(8,759)	(9,666)	(9,823)	(9,383)	(9,818)
Life-insurance licensed sales force, end of period	92,373	95,566	98,358	106,710	116,827	108,220	112,365	115,345	116,827	117,907	121,471	124,436

Issued term life policies	222,558	214,617	220,984	260,059	298,244	66,376	77,384	75,374	79,110	70,642	84,033	78,056

Issued term life face amount	$68,053	$67,783	$69,574	$79,111	$89,869	$19,790	$23,145	$22,775	$24,159	$21,628	$25,458	$24,035

Term life face amount in force, beginning of period	$664,955	$670,412	$674,868	$681,927	$693,194	$693,194	$704,632	$714,756	$722,162	$728,385	$733,756	$746,427
Issued term life face amount	68,053	67,783	69,574	79,111	89,869	19,790	23,145	22,775	24,159	21,628	25,458	24,035
Terminated term life face amount	(61,593)	(57,730)	(54,962)	(53,580)	(57,238)	(13,814)	(12,700)	(14,407)	(16,318)	(16,704)	(14,994)	(16,331)
Foreign currency impact, net	(1,003)	(5,596)	(7,553)	(14,263)	2,560	5,462	(321)	(962)	(1,619)	447	2,207	3,280
Term life face amount in force, end of period	$670,412	$674,868	$681,927	$693,194	$728,385	$704,632	$714,756	$722,162	$728,385	$733,756	$746,427	$757,411

Estimated annualized issued term life premium
Premium from new policies	$176.1	$173.5	$179.8	$212.4	$245.2	$54.0	$63.1	$61.9	$66.2	$59.4	$70.2	$65.8
Additions and increases in premium	45.5	48.6	51.6	54.9	60.4	14.0	15.4	15.2	15.9	15.1	16.5	16.4
Total estimated annualized issued term life premium	$221.5	$222.1	$231.4	$267.3	$305.7	$68.0	$78.6	$77.1	$82.0	$74.5	$86.7	$82.2

Investment & Savings product sales	$4,712.2	$5,208.8	$5,682.3	$5,856.8	$5,594.3	$1,375.9	$1,469.6	$1,341.2	$1,407.6	$1,585.3	$1,572.8	$1,431.2

Investment & Savings average client asset values	$35,904	$41,035	$46,936	$48,477	$49,427	$46,646	$48,936	$50,679	$51,445	$53,823	$55,778	$57,656

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